UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21455

Dreman/Claymore Dividend & Income Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

2455 Corporate West Drive

Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual
Report
October 31, 2007

Dreman/Claymore Dividend & Income Fund

DCS

DREMAN
VALUE MANAGEMENT, LLC

CLAYMORE®

www.dremanclaymore.com

.... your path to the LATEST,

most up-to-date INFORMATION about the

Dreman/Claymore Dividend & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.dremanclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and advisor contact information

Dreman Value Management and Claymore Securities are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund

Dear Shareholder

We thank you for your investment in Dreman/Claymore Dividend & Income Fund (the “Fund”).

This report covers performance for the fiscal year ended October 31, 2007.

As you may know, the Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The basis for our security selection process comes from Dreman Value Management’s contrarian value philosophy of investing, which focuses on what we believe to be quality companies trading at attractive valuations relative to the market. Since many of the income-oriented securities in the portfolio are sensitive to changes in interest rates, we frequently employ hedging techniques to balance the impact on return of rising or falling interest rates. We believe that this defensive value-oriented style of investing has good potential to provide investors attractive risk-adjusted returns in a wide variety of market conditions.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the 12-month period ended October 31, 2007, the Dreman/Claymore Dividend & Income Fund returned 0.67% on a NAV basis and -3.53% on a market price basis. The market price per share of $19.62 as of October 31, 2007 represented a discount of 13.9% to a NAV per share of $22.79. On October 31, 2006, the Fund’s shares closed at $21.61, which represented a discount of 9.6% to a NAV of $23.91 per share. For the three-year period ended October 31, 2007, the Fund generated an average annual total return of 12.92% on a NAV basis and 10.10% on a market price basis. Since its inception on January 27, 2004, the Fund has produced an average annual total return of 10.90% based on NAV and 5.82% based on market price.

During the 12-month period, the Fund declared four quarterly dividends of $0.325 each. Subsequently, another dividend of $0.325 was declared on November 1, 2007. The current dividend rate represents an annualized distribution rate of 6.63% based upon the closing market price of $19.62 per share on October 31, 2007. This compares to a dividend yield of approximately 1.7% on the S&P 500 as of the same date. Given the Fund’s tax characteristics for the 2006 calendar year, the Fund’s dividend rate as of October 31, 2007 represented a tax-advantaged distribution rate of 8.45% for an individual shareholder subject to the maximum federal income tax rate of 35%. The final determination of the tax characteristics of dividends paid is made after the end of each calendar year. There can be no assurance that this characterization is indicative of future allocations or that this distribution rate will be achieved in the future.

Annual Report	October 31, 2007	3

DCS	Dreman/Claymore Dividend & Income Fund	Dear Shareholder continued

We believe the Fund’s current discount to NAV represents a compelling opportunity for investors, as common shares of the Fund are available in the market at prices far below the value of the securities in the underlying portfolio. When shares trade at a discount to NAV, the Dividend Reinvestment Plan (“DRIP”) takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective method to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP, which is described in detail on page 26 of this report.

We provide a detailed discussion of the Fund’s performance over the last year in the Questions & Answers section of the report. You’ll find information on the overall market environment, a discussion of which sectors and securities contributed and detracted from the Fund’s performance and a summary of our contrarian value investment philosophy in that section, which begins on page 5 of this report.

We thank you for your continued investment in the Fund and we are honored that you have chosen the Dreman/Claymore Dividend & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.dremanclaymore.com

Sincerely,

David N. Dreman

Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and Trustee of the Dreman/Claymore Dividend & Income Fund

November 25, 2007

An Update on the Fund’s Performance

In early November, after the end of the Fund’s fiscal year, the stock market declined sharply, with particular weakness in the financial sector. The Fund’s market price dropped more than the market as a whole due to its sizable position in the financial sector. As of December 7, 2007, both the market and the Fund have since begun to recover; you can find the most up-to-date information about the Fund’s performance on the Fund’s web site at www.dremanclaymore.com. As value-oriented contrarian investors, we often find opportunities in periods of extreme market volatility such as that experienced in November, which we believe frequently reflect investors’ over-reaction to negative news.

4	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund

Questions & Answers

David N. Dreman is primarily responsible for the day-to-day management of the investment portfolio of the Dreman/ Claymore Dividend & Income Fund (the “Fund”). Dreman is the Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC (“DVM”). In the following interview he shares his thoughts on the equity market and the Fund’s performance during its fiscal year October 31, 2007.

Please tell us about the market environment and the Fund’s performance over the last 12 months.

It was a generally positive, although considerably volatile, period for the U.S. equity market. After a period of strength in late 2006, there was a dip in late February and early March of 2007. Markets rose again through mid-July, drifted lower in the late summer, then rallied again in September, responding in part to the Federal Reserve Board’s mid-September interest rate reduction. Volatility returned in October, as markets weakened a bit, then moved up again to end the month near the level at the end of September and significantly higher than a year earlier. The Standard & Poor’s 500 Index (“S&P 500”), which is generally regarded as a good indicator of the broad stock market, returned 14.56% for the 12-month period ended October 31, 2007.

The market’s strength during the period was broadly based, encompassing large- and small-cap issues and both growth and value stocks; however, large-cap stocks performed better than small-cap issues: the large-cap Russell 1000 Index posted a return of 15.03% for the 12-month period ended October 31, 2007, while the small-cap Russell 2000 Index returned 9.27%. Growth stocks performed much better than the value stocks in which the Fund focuses its equity investments: the Russell 1000 Growth Index returned 19.23%, compared to a 10.83% return for the Russell 1000 Value Index over the same period.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the 12-month period ending October 31, 2007, the Fund produced total returns of 0.67% and 3.53% based on NAV and market price, respectively.

The market price return relative to NAV return reflects a share price as of October 31, 2007, that was significantly below the Fund’s per-share NAV. The Fund’s shares closed October at $19.62, which represented a discount of 13.9% to NAV per share of $22.79. A year earlier, on October 31, 2006, the Fund’s shares closed at $21.61, which represented a discount of 9.6% to NAV per share of $23.91.

As most investors may know, the market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV per share. We, as managers, have no control over the share price. We strongly believe that the Fund’s recent share price weakness is inconsistent with the fundamentals of the underlying investments in the portfolio. The closed-end fund marketplace has experienced such sell-offs in the past, as investors react based on market momentum rather than considering relative strength or weakness in the underlying securities in a specific closed-end fund.

The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund at prices below the market value of the securities in the Fund’s underlying portfolio and at more attractive yield levels than would be available if the Fund’s shares were trading at or above NAV. We are confident that, over the long term, the progress of the NAV will be reflected in the return to shareholders.

Annual Report	October 31, 2007	5

DCS	Dreman/Claymore Dividend & Income Fund	Questions & Answers continued

Will you remind us of this Fund’s objectives and the way it is managed?

The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. In managing the Fund, we also look for investment opportunities that take advantage of the favorable tax rates on qualified dividend income.

Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund’s total assets will consist of investments in dividend-paying common and preferred stocks. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed-income securities of below investment-grade quality.

The basis for our security selection process comes from Dreman Value Management’s contrarian value philosophy of investing, which is based on our belief that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that we feel are trading below their intrinsic values, with prices that are low relative to their earnings (P/E – the most common measure of how expensive a stock is), book value (P/B) and cash flow (P/CF). Typically, such companies have provided potential for above-market returns over time. We base our stock selection on fundamental “bottom-up” analysis – a process of evaluation that accounts for the individual merits of each stock. While our disciplined process has generated favorable results over time, there is no guarantee that the perceived intrinsic value we see in individual securities will be realized.

In selecting equity securities, we try to take advantage of market inefficiencies and investor over-reaction to perceived negatives affecting solid companies. We consider this a defensive style of investing, as many of the securities in which we invest are, in our opinion, undervalued in the market. Certain elements of the Fund’s sector positioning add a further measure of defensiveness. For example, as of October 31, 2007, the Fund had a significantly greater weight than the S&P 500 Index in the consumer staples sector, which has tended to experience fairly stable demand regardless of economic conditions. The Fund also held a much smaller weight than the index in economically sensitive sectors such as materials and industrials.

In order to achieve the Fund’s income objective, we hold positions in utility stocks, preferred stocks and corporate bonds. Since many of the income-oriented securities in the portfolio are sensitive to changes in interest rates, we frequently employ hedging techniques to help balance the impact on return of rising or falling interest rates. We believe that this defensive value-oriented style of investing has good potential to provide investors with attractive risk-adjusted returns over time from a combination of income and capital appreciation in a wide variety of market environments.

In evaluating the Fund’s performance, and especially when comparing performance to equity indices such as the S&P 500 and the Russell 1000®Value Index, it is important to remember that this is not a typical equity fund. Almost a third of the Fund’s net assets are in corporate bonds, convertible preferred stocks, and preferred stocks, which are held because of the high level of income they provide. The Fund’s convertible preferred stocks and preferred stocks may also provide qualified dividend income. (Qualified dividend income is currently taxed at a more favorable rate than other types of investment income.) The returns of corporate bonds and preferred stocks tend to be less volatile than those of equities and therefore can be expected to provide lower rates of total return than equities over the long run. (Volatility is a measure of the extent to which the price of a financial asset fluctuates.)

6	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund	Questions & Answers continued

The Fund’s NAV return was just barely positive over this period. Which strategies or areas of the Fund hurt performance?

The Fund has traditionally had three major return engines –high-yield equities owned mainly for their dividends, equities selected for overall return potential and high-yield bonds. Over the last fiscal year, performance of high-yield equities was dismal, which detracted significantly from the Fund’s return.

The Fund’s greatest concentration was in the financial sector and this positioning was the main cause of the Fund’s poor performance. We have considered this sector appropriate for the Fund because of the high yields provided by many of the stocks in the sector. However, this positioning detracted from performance over the last year as the market has turned away from the entire financial sector because of credit issues related to problems in the sub-prime mortgage business. While the Fund has no direct exposure to sub-prime mortgages, several of the bank stocks in the portfolio performed very poorly because their loan portfolios include a variety of mortgages.

A large position that detracted significantly from performance was Washington Mutual, Inc. (4.7% of long-term investments), a consumer-oriented bank with a major mortgage business. Washington Mutual performed terribly over the last year because of investors’ concerns about the company’s mortgage portfolio. The Fund continues to own this stock, and we believe Washington Mutual has sufficient capital and management expertise to overcome the challenges it is currently facing. Although it may take several years, our projections suggest that that Washington Mutual will generate enough earnings to offset its mortgage problems, and we think it is likely that the stock will begin to recover in advance of earnings improvement.

Other negatives in the Fund’s portfolio included Wachovia Corp. (1.1% of long-term investments) and Bank of America Corp. (1.8% of long-term investments). Like Washington Mutual, we feel these are strong companies that have the ability to recover from industry-wide mortgage problems. Other large holdings that were hurt by problems in the mortgage market were Fannie Mae (12.7% of long-term investments) and Freddie Mac (0.4% of long-term investments). We believe that mortgage losses of these two government-sponsored enterprises are likely to be much lower than those incurred by commercial and retail banks.

We have reduced the Fund’s exposure to the financial sector over the last few months, but, with perfect hindsight, we now see that we did not act quickly enough to prevent losses. In the late summer, when the market rallied on indications from the Federal Reserve Board that it was likely to begin lowering interest rates, we eliminated several significant positions, including Thornburg Mortgage, Inc. and KKR Financial Corp. The Fund realized losses on these holdings, but the sales proved to be a positive decision, as the stocks subsequently moved much lower. With our emphasis on careful analysis of potential holdings, we avoided exposure to the weakest of the mortgage companies and real estate investment trusts.

We regard the market’s panicked reaction to the problems in the sub-prime mortgage market as a classic example of an over-reaction to negative news. Although some of the weaker mortgage lenders are likely to go out of business, we have confidence that the stronger participants in this market have capital that is more than adequate to cover losses and that they will be able to earn their way out of their mortgage problems. We believe that these strong companies will increase market share as the marginal players exit the business. We think it is likely that stocks in this sector will begin to rise before earnings recover fully, and we are maintaining positions in several major banks and other higher quality participants in the mortgage market.

Annual Report	October 31, 2007	7

DCS	Dreman/Claymore Dividend & Income Fund	Questions & Answers continued

Which trends or investment decisions most helped the Fund’s performance and why?

The major positive was the Fund’s positioning in the energy sector, which represented 21% of the equity position as of October 31, 2007, compared with a 12% energy sector weight in the S&P 500 index on October 31, 2007. We have held a significant position in energy stocks for some time because we believe that worldwide demand for energy is growing faster than supply and that energy prices will therefore remain high. The Fund’s largest energy holding, ConocoPhillips (3.9% of long-term investments), performed quite well over the period, as did Devon Energy Corp. (2.1% of long-term investments) and Apache Corp. (0.8% of long-term investments).

In order to generate the level of income appropriate for this Fund, a number of our energy holdings are Canadian income trusts with energy-related operations. Income trusts are publicly-traded entities whose interests in oil or gas fields are traded on securities exchanges like shares of corporate stock. Due to their structure, the income generated by these trusts is often treated as qualified dividend income. Stocks of several of the Canadian income trusts we hold, including ARC Energy Trust, Bonavista Energy Trust, Fairborne Energy Trust and Harvest Energy Trust (1.3%, 2.0%, 0.6% and 1.0% of long-term investments, respectively) dropped sharply in October of 2006 in response to a proposed change in Canadian tax law that would change the tax treatment accorded to Canadian income trusts to effectively raise dividend tax rates for investors. Canadian income trusts subsequently recovered following the October 2006 announcement of the proposed tax law change, and the Fund’s energy trust holdings contributed to the Fund’s total return over the last year while providing an attractive level of income.

In prior periods, the Fund’s concentration in tobacco stocks contributed significantly to performance, and positions in these stocks proved to be modestly positive over the last year. As of October 31, 2007, Altria Group, Inc. and UST, Inc., the U.S. leader in smokeless tobacco, (10.0% and 7.2% of long-term investments, respectively), were the Fund’s two largest equity holdings. Altria Group owns the domestic and international tobacco businesses of Philip Morris International. Although Altria’s brands have a leading share of approximately 50% of the U.S. cigarette market, the company’s shares trade at a lower multiple of earnings than competitors with lower market shares and less sound financial conditions. We continue to see considerable value in the shares, and we believe further changes in the corporation’s structure following the March 2007 spin-off of Kraft, Inc. may provide additional value.

The market’s volatility in the late summer resulted in unusually high premiums on put and call options. We were able to write some options during this period, creating additional income for shareholders and reducing the Fund’s volatility somewhat.

Please tell us about the Fund’s distributions during the period.

During the 12-month period, the Fund declared four quarterly dividends of $0.325 each. Subsequently, another dividend of $0.325 was declared on November 1, 2007. The current dividend rate represents an annualized distribution rate of 6.63% based upon the closing market price of $19.62 on October 31, 2007. This compares to a dividend yield of approximately 1.7% on the S&P 500.

Given the Fund’s tax characteristics for the 2006 calendar year, the Fund’s current dividend rate represents a tax-advantaged distribution rate of 8.45% for an individual shareholder subject to the maximum federal income tax rate of 35%. The final determination of the tax characteristics of dividends paid is made after the end of each calendar year. There can be no assurance that this characterization is indicative of future allocations or that this distribution rate will be achieved in the future.

8	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund	Questions & Answers continued

Would you explain the Fund’s use of leverage?

Like many of its peers, the Fund utilizes leverage as part of its investment strategy. The Fund’s leverage is achieved through the issuance of Auction Market Preferred Shares (“AMPS”). AMPS holders receive a dividend that is reset every seven or 28 days, depending on the tranche. (The term tranche is used to describe a security that can be partitioned and sold to investors.) The purpose of leverage is to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. However, when leveraged investments fall in price, leverage reduces overall return, and this was the case during certain periods in the last year. As of October 31, 2007, the Fund continues to be leveraged, with AMPS equivalent to approximately 29.1% of the Fund’s managed assets.

What is your outlook for the markets and the Fund in the coming months?

It is a challenging time for equity investors. We believe that the reaction of the markets, both in the U.S. and internationally, to the sub-prime mortgage crisis has been more profound than anyone, including ourselves, would have predicted six months ago. We anticipate high volatility for some time to come, and we would be very surprised to see a strong bull market in the immediate future. Any bad news, such as higher inflation or further weakness in the dollar, is likely to produce a strongly negative reaction in the market.

Nonetheless, we believe that the depressed prices of many stocks, especially in the financial sector, represent good value, and we are selectively adding to positions in both equities and high yield securities. Also the extreme volatility we are seeing creates opportunities for contrarian investors such as ourselves.

We believe the Fund’s equity portfolio is well positioned, and the high yield portion of the portfolio is exceptionally well positioned. Following the financial crisis of the late summer and early fall, investment banks have a tremendous backlog of debt issued in conjunction with leveraged buy-out transactions. Because they are very eager to sell this debt, they are offering much more attractive terms than usual, and that is creating opportunities for us to increase yield for the Fund’s shareholders while also improving the credit quality of the debt portion of the Fund’s portfolio.

As always, we urge investors to take a long-term view and avoid reacting to the fluctuations that are unavoidable when investing in stocks and bonds. We have confidence that our contrarian value investing philosophy can help shareholders achieve better risk-adjusted returns than the broader market over time through a combination of current income and capital appreciation. We believe that our defensive style of investing is likely to prove particularly rewarding for investors if a reduced rate of economic growth produces increased volatility or general weakness in the equity market.

Annual Report	October 31, 2007	9

DCS	Dreman/Claymore Dividend & Income Fund	Questions & Answers continued

DCS Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the common shares of the Fund should not be considered a complete investment program. Each common shareholder should take into account the Fund’s investment objectives as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares).

An investment in the Fund is subject to certain risks and other considerations. Such risks and considerations include, but are not limited to: No Operating History; Hedging Risk; Not a Complete Investment Program; Market Discount Risk; Equity Risk; Special Risks Related to Preferred Securities; Income Risk; Value Investing Risk; Fund Distribution Risk; Interest Rate Risk; Inflation Risk; Foreign Securities; Non-diversified Status; Industry Concentration Risk; Lower-Rated Securities; Financial Leverage; Management Risk; Dependence on Key Personnel; Anti-Takeover Provisions; Illiquid Securities; Common Stock Risk; Special Risks of Derivative Transactions and Geopolitical Risks. There can be no assurance that a percentage of dividends paid on common shares, if any, will consist of qualifying dividend income.

10	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund

Fund Summary	As of October 31, 2007 (unaudited)

Fund Statistics
Share Price	$19.62
Common Share Net Asset Value	$22.79
Premium/Discount to NAV	-13.9%
Net Assets Applicable to Common Shares ($000)	$1,034,597

Total Returns
(Inception 1/27/04)	Market	NAV
Six Months	-8.68%	-3.97%
One Year	-3.53%	0.67%
Three Year – average annual	10.10%	12.92%
Since Inception – average annual	5.82%	10.90%

Sector Breakdown*	% of Long-Term Investments
Financials	43.7%
Energy	21.1%
Consumer Staples	20.9%
Health Care	5.4%
Utilities	4.3%
Telecommunications	1.3%
Investment Companies	1.1%
Other	2.2%

Industry Breakdown	% of Long-Term Investments
Oil & Gas	21.0%
Tobacco	20.0%
Thrifts & Mortgage Finance	12.3%
Diversified Financial Services	12.1%
Commercial Banks	10.1%
Insurance	6.3%
Pharmaceuticals	4.6%
Electric Utilities	3.7%
Real Estate & Real Estate Investment Trusts	1.5%
Health Care Providers & Services	1.4%
Diversified Telecommunication	1.3%
Investment Companies	1.1%
Other	4.6%

Past performance is not a guarantee of future results. Portfolio information is subject to change.

*	Securities are classified by sectors that represent broad groupings of related industries.

Top Ten Issuers	% of Long-Term Investments
Fannie Mae	12.7%
Altria Group, Inc.	10.0%
UST, Inc.	7.2%
Washington Mutual, Inc.	4.7%
ConocoPhillips	3.9%
Pfizer, Inc.	3.0%
Devon Energy Corp.	2.1%
Universal Corp.	2.1%
Bonavista Energy Trust	2.0%
Crescent Point Energy Trust	2.0%

Annual Report	October 31, 2007	11

DCS	Dreman/Claymore Dividend & Income Fund

Portfolio of Investments	October 31, 2007

Number of Shares		Value
	Total Investments – 143.2%
	Common Stocks – 98.7%
	Consumer Discretionary – 0.3%
123,700	Regal Entertainment Group – Class A	$2,791,909

	Consumer Staples – 25.4%
2,037,500	Altria Group, Inc. (e)	148,594,875
2,010,700	UST, Inc. (e)	107,210,524
367,132	Vector Group Ltd.	8,032,848

		263,838,247

	Energy – 30.2%
163,800	Anadarko Petroleum Corp.	9,667,476
116,600	Apache Corp.	12,104,246
821,500	ARC Energy Trust (Canada)	18,584,084
150,000	Baytex Energy Trust (Canada)	3,213,000
889,700	Bonavista Energy Trust (Canada)	29,997,295
43,800	BP Prudhoe Bay Royalty Trust	3,396,690
303,400	Chevron Corp.	27,764,134
686,200	ConocoPhillips	58,299,552
1,200,900	Crescent Point Energy Trust (Canada)	29,493,336
337,000	Devon Energy Corp.	31,475,800
100,000	Double Hull Tankers, Inc. (Channel Islands)	1,553,000
361,200	Enerplus Resources Fund (Canada)	17,474,856
1,210,100	Fairborne Energy Trust (Canada)	8,960,797
100,000	Focus Energy Trust (Canada)	1,996,507
546,828	Harvest Energy Trust (Canada)	15,524,447
82,900	NAL Oil & Gas Trust (Canada)	1,114,519
365,600	Pengrowth Energy Trust (Canada)	6,917,152
813,000	Penn West Energy Trust (Canada)	25,934,700
100,800	San Juan Basin Royalty Trust	3,734,640
91,800	Vermilion Energy Trust (Canada)	3,828,847
95,200	W.P. Stewart & Co. (Bermuda)	616,896
57,500	Williams Coal Seam Gas Trust	617,550

		312,269,524

	Financials – 27.5%
99,400	Allstate Corp.	5,208,560
228,300	Apollo Investment Corp.	4,748,640
540,000	Bank of America Corp.	26,071,200
750,000	Cypress Shapridge Investments, Inc. (a)	6,750,000
1,515,000	Fannie Mae	86,415,600
68,600	Hartford Financial Services Group, Inc.	6,656,258
724,800	KeyCorp.	20,620,560
233,600	PNC Financial Services Group, Inc.	16,856,576
415,000	Regions Financial Corp.	11,254,800
448,600	U.S. Bancorp	14,875,576
348,300	Wachovia Corp.	15,927,759
2,488,900	Washington Mutual, Inc. (d)	69,390,532

		284,776,061

	Health Care – 7.6%
432,400	Eli Lilly & Co.	23,414,460
1,832,200	Pfizer, Inc.	45,090,442
211,400	UnitedHealth Group, Inc.	10,390,310

		78,895,212

	Industrials – 0.6%
333,900	Contrans Income Fund (Canada)	3,357,496
56,800	Eagle Bulk Shipping, Inc. (Marshall Island)	1,936,312
104,900	New Flyer Industries, Inc. (Canada)	1,356,987

		6,650,795

	Information Technology – 0.4%
5,000,000	Freescale Semiconductor, Inc.	4,556,250

	Telecommunications – 1.9%
107,000	Alaska Communications Systems Group, Inc.	1,740,890
429,500	AT&T, Inc. (d)	17,948,805

		19,689,695

	Utilities – 4.8%
361,900	Empire District Electric Co.	8,703,695
317,200	Great Plains Energy, Inc.	9,465,248
267,878	Integrys Energy Group, Inc.	14,414,488
345,600	Progress Energy, Inc.	16,588,800

		49,172,231

	Total Common Stocks – 98.7%
	(Cost $828,485,103)	1,022,639,924

See notes to financial statements.

12	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund	Portfolio of Investments continued

Number of Shares		Value
	Preferred Stocks – 36.3%

	Consumer Discretionary – 0.2%
81,250	Red Lion Hotels Capital Trust, 9.500%	$2,092,188

	Consumer Staples – 4.4%
140,000	Dairy Farmers of America, 7.875% (a)	14,630,000
25,000	Universal Corp., 6.750%	31,096,875

		45,726,875

	Financials – 29.7%
7,000,000	Abbey National Capital Trust I, 8.963% (b)	8,564,458
200,000	ABN AMRO Capital Fund Trust VII, 6.080%	4,352,000
80,000	AEGON N.V., 6.875% (Netherlands)	1,961,600
33,400	Arch Capital Group, Ltd., 7.875% (Bermuda)	825,314
340,000	Arch Capital Group, Ltd., 8.000% (Bermuda)	8,500,000
20,000	Aspen Insurance Holdings Ltd., 7.401% (Bermuda) (b)	477,000
218,100	Axis Capital Holdings Ltd., Series A, 7.250% (Bermuda)	5,245,305
50,000	Axis Capital Holdings Ltd., Series B, 7.500% (Bermuda) (b)	5,104,690
80,000	Banco Santander, Series 1, 6.410% (Spain)	1,856,000
10,000,000	Barclays Bank PLC, 8.550% (United Kingdom) (a) (b)	10,756,060
11,000,000	CA Preferred Funding Trust, 7.000%	10,837,068
189,300	Chevy Chase Bank, Series C, 8.000%	4,865,010
310,000	CIT Group, Inc., Series A, 6.350%	6,913,000
300,000	Deutsche Bank Capital Funding Trust VIII, 6.375%	6,966,000
1,000	Doral Financial Corp., Series B, 8.350% (Puerto Rico)	19,125
8,660	Doral Financial Corp., Series C, 7.250% (Puerto Rico)	151,550
412,000	Endurance Specialty Holdings, Ltd., 7.750% (Bermuda)	10,452,440
200,000	Fannie Mae, Series E, 5.100% (d)	9,943,760
80,000	Fannie Mae, Series O, 7.000% (b) (d)	4,232,504
1,200,000	Fannie Mae, 6.750% (e)	30,150,000
280,000	Fannie Mae, Series P, 5.948% (a) (d)	7,000,000
3,000,000	Ford Motor Co. 7.450%	2,385,000
3,000,000	Ford Motor Credit Co., 7.375%	2,831,559
50,000	Franklin Bank Corp., Series A, 7.500%	1,025,000
100,000	Freddie Mac, Series O, 5.810%	4,675,000
25,000	Freddie Mac, Series T, 6.420%	1,281,250
80,000	Goldman Sachs Group, Inc., 6.200%	1,923,200
3,000,000	General Motors Corp. 8.375%	2,745,000
3,000,000	General Motors Acceptance Corp., 7.250%	2,838,807
2,000,000	HCA, Inc., 6.500%	1,717,500
5,000,000	HCA, Inc., 9.250%	5,275,000
200,000	Hilltop Holdings, Inc. 8.250%	4,340,000
7,042,000	HSBC Capital Funding LP, 10.176% (Channel Islands) (a) (b)	9,260,589
12,840,000	HSBC Capital Funding LP, 9.547% (Channel Islands) (a) (b)	14,009,133
100,000	HSBC Holdings PLC, Series A, 6.200% (United Kingdom)	2,252,000
140,500	Lehman Brothers Holdings, Inc., Series F, 6.500%	3,478,780
2,000,000	Lloyds TSB Bank PLC, 6.900% (United Kingdom)	1,955,000
80,000	LTC Properties, Inc., Series F, 8.000%	1,912,000
200,000	Merrill Lynch & Co., Inc. 6.700%	4,901,000
50,000	MetLife, Inc., Series B, 6.500%	1,243,000
100,000	Morgan Stanley, Series A, 5.945% (b)	2,500,000
245,000	Odyssey Re Holdings Corp., Series A, 8.125%	6,110,300
152,100	Odyssey Re Holdings Corp., Series B, 8.430% (b)	3,939,390
13,354,000	Old Mutual Capital Funding, 8.000% (Channel Islands)	13,487,540
400,000	OMEGA Healthcare, Series D, 8.375%	9,925,000
31,000,000	Prudential PLC, 6.500% (United Kingdom)	29,242,672
6,400,000	RBS Capital Trust, Series B, 6.800%	6,288,000
5,750,000	Royal Bank Of Scotland Group PLC, 7.648% (United Kingdom) (b)	6,138,298
100,000	Santander Finance Preferred SA Unipersonal, 7.050% (Spain) (a)	2,350,000
577,400	Scottish Re Group Ltd., 7.250% (Cayman Islands) (b)	7,939,250
1,000,000	Station Casinos, Inc. 6.500%	840,000
6,775,000	UBS Preferred Fund, 8.622% (b)	7,356,674
2,000,000	Univision Communications 9.75% (a)	1,970,000

		307,308,826

	Health Care – 0.2%
1,700,000	Community Health Systems, 8.875% (a)	1,729,750

	Materials – 0.4%
5,000,000	Abitibi-Consolidated Co., 8.375% (Canada)	3,875,000

	Utilities – 1.4%
80,000	Alabama Power Co., 5.300%	1,794,400
120,000	PPL Electric Utilities Corp., 6.250%	3,078,756
385,500	Southern Union Co., 7.550%	9,787,845

		14,661,001

	Total Preferred Stocks – 36.3%
	(Cost $385,854,072)	375,393,640

	Convertible Preferred Stocks – 4.8%

	Financials – 4.8%
505	Fannie Mae, 5.375% (d)
	(Cost $49,831,000)	49,722,872

	Total Convertible Preferred Stocks
	(Cost $49,831,000)	49,722,872

	Investment Companies – 1.6%
116,000	Cohen & Steers REIT and Preferred Income Fund	2,963,800
246,200	Evergreen Income Advantage Fund	3,050,418
222,600	Hyperion Total Return Fund	1,647,240
190,000	Nuveen Multi-Strategy Income and Growth Fund 2	2,255,300
161,200	Nuveen Quality Preferred Income Fund II	1,950,520
272,200	Pioneer High Income Trust	4,409,640

	Total Investment Companies
	(Cost $18,999,072)	16,276,918

See notes to financial statements.

Annual Report	October 31, 2007	13

DCS	Dreman/Claymore Dividend & Income Fund	Portfolio of Investments continued

Principal Amount		Value
	Corporate Bonds – 1.1%

	Financials – 0.6%
$2,000,000	Preferred Term Securities XI Ltd., NR
	17.0%, 9/24/33 (a) (b)	$1,382,500
3,000,000	Preferred Term Securities XIX Ltd., NR
	13.5%, 12/22/35 (a) (b)	1,955,700
2,000,000	Preferred Term Securities XX Ltd., NR
	14.0%, 3/22/38 (a) (b)	1,030,000
2,000,000	Preferred Term Securities XXI Ltd., NR
	15.0%, 3/22/38 (b)	1,402,500

		5,770,700

	Retail – 0.5%
5,000,000	Neiman-Marcus Group, Inc., B-
	10.375%, 10/15/15	5,462,500

	Total Corporate Bonds
	(Cost $14,471,332)	11,233,200

	Asset-Backed Securities – 0.0%
2,000,000	Kodiak, Inc., Series 2006-1A, (Cayman Islands) NR
	CDO Equity Tranche, Variable Rate, 8/07/37
	(Cost $2,000,000)	—

	Term-Loans – 0.6%
2,000,000	Bausch & Lomb Term Loan, Tranche B, LIBOR + 3.250% (b)	2,005,626
1,000,000	TXU Bank, Tranche B2, LIBOR + Margin Rate (b)	1,000,000
3,000,000	First Data Corp., Tranche B3, LIBOR + 2.750% (b)	2,904,000

	Total Term-Loans
	(Cost $5,914,041)	5,909,626

	Limited Partnership – 0.1%

	Real Estate – 0.1%
4,000,000	Kodiak Funding, LP (c)
	(Cost $3,570,000)	592,000

	Total Investments – 143.2%
	(Cost $1,309,124,620)	1,481,768,180

	Liabilities in excess of Other Assets – (0.6%)	(6,381,361)
	Total Options Written (Premiums received $13,938,788) – (1.5%)	(15,789,948)
	Preferred Shares, at Liquidation Value – ( -41.1% of Net Assets Applicable to Common Shares or -28.6% of Total Investments)	(425,000,000)

	Net Assets Applicable to Common Shares – 100.0%	$1,034,596,871

LP	– Limited Partnership
REIT	– Real Estate Investment Trust
ADR	– American Depository Receipt
(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to 7.0% of net assets applicable to common shares.
(b)	Floating or variable rate security.
(c)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $592,000 which represents 0.1% of Net Assets Applicable to Common Shares.
(d)	All or a portion of this security position represents cover for outstanding options written.
(e)	Securities segregated for written puts.

Ratings shown are per Standard & Poor’s; securities classified NR are not rated by Standard & Poor’s. All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shares unless otherwise noted.

Contracts (100 shares per contract)	Call Options Written(f )	Expiration Date	Exercise Price	Value
4,295	AT&T, Inc.	November 2007	$41.50	$534,749
10,000	Fannie Mae	November 2007	57.50	2,670,297
1,150	Fannie Mae	November 2007	58.80	268,666
2,000	Fannie Mae	November 2007	58.25	461,795
1,000	Fannie Mae	November 2007	59.00	198,178
1,000	Fannie Mae	November 2007	59.25	188,024
4,740	Washington Mutual, Inc.	December 2007	28.63	511,920

	Total Call Options Written
	(Premiums received $ 4,602,286)			4,833,629

Contracts (100 shares per contract)	Put Options Written(f )	Expiration Date	Exercise Price	Value
2,873	Bank of America Corp.	December 2007	48.13	324,649
4,857	Fannie Mae	December 2007	58.00	1,795,735
13,059	Freddie Mac	December 2007	52.50	3,628,475
4,063	Freddie Mac	December 2007	53.00	1,232,106
9,143	Washington Mutual, Inc.	December 2007	28.63	1,810,243
3,398	Washington Mutual, Inc.	December 2007	28.25	607,840
3,947	Washington Mutual, Inc.	December 2007	28.38	730,527
3,661	Washington Mutual, Inc.	December 2007	29.13	826,744

	Total Put Options Written
	(Premiums received $9,336,502)			10,956,319

	Total Options Written
	(Premiums received $13,938,788)			$15,789,948

(f)	Non-income producing security.

See notes to financial statements.

14	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund

Statement of Assets and Liabilities | October 31, 2007

Assets
Investments in securities, at value (cost $1,309,124,620)	$1,481,768,180
Foreign currency (cost $711)	733
Receivable for securities sold	40,368,559
Dividends and interest receivable	7,325,690
Unrealized appreciation on interest rate swap	155,809
Other assets	28,934

Total assets	1,529,647,905

Liabilities
Payable for securities purchased	35,259,400
Due to custodian	17,215,923
Options written at value (premiums received of $13,938,788)	15,789,948
Advisory fee payable	1,063,636
Dividends payable – preferred shares	485,873
Administrative fee payable	19,659
Accrued expenses and other liabilities	216,595

Total liabilities	70,051,034

Preferred Shares, at redemption value
Auction Market Preferred Shares $.01 par value per share; 17,000 authorized, issued and outstanding at $25,000 per share liquidation preference	425,000,000

Net Assets Applicable to Common Shareholders	$1,034,596,871

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 45,399,424 shares issued and outstanding	$453,994
Additional paid-in capital	859,670,266
Accumulated net unrealized appreciation on investments, currency, options, and swap transactions	170,949,404
Accumulated net realized gain on investments, futures, options, currency, and swap transactions	986,297
Accumulated net investment income	2,536,910

Net Assets Applicable to Common Shareholders	$1,034,596,871

Net Asset Value Applicable to Common Shareholders (based on 45,399,424 common shares outstanding)	$22.79

See notes to financial statements.

Annual Report	October 31, 2007	15

DCS	Dreman/Claymore Dividend & Income Fund

Statement of Operations | For the year ended October 31, 2007

Investment Income
Dividends (net of foreign withholding taxes of $1,212,954 and return of capital received of $330,000)	$70,318,794
Interest (net of foreign withholding taxes of $397,198)	14,769,235

Total income		$85,088,029

Expenses
Advisory fee	12,779,625
Auction agent fee-preferred shares	1,105,607
Professional fees	261,150
Administrative fee	240,349
Fund accounting	218,047
Printing expenses	178,235
Trustees’ fees and expenses	171,156
Custodian fee	143,978
Transfer agent fee	110,039
Insurance expense	68,152
NYSE listing	35,914
Miscellaneous	17,757
Rating agency fee	14,308

Total expenses		15,344,317

Net investment income		69,743,712

Realized and Unrealized Gain (Loss) on Investments, Futures and Swap Transactions
Net realized gain (loss) on:
Options		26,338,416
Investments		(22,057,147)
Swaps		1,492,755
Futures		(414,501)
Foreign currency transactions		1,885
Net change in unrealized appreciation on:
Futures		6,342,251
Foreign currency translations		1,195
Options		(1,851,160)
Swaps		(2,175,610)
Investments		(46,381,366)

Net gain on investments, futures, options, and swap transactions		(38,703,282)

Distributions to Preferred Shares from
Net investment income		(22,730,366)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$8,310,064

See notes to financial statements.

16	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund

Statements of Changes in Net Assets Applicable to Common Shares |

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Increase in Net Assets Applicable to Common

Shareholders Resulting from Operations
Net investment income	$69,743,712	$64,413,115
Net realized gain (loss) on investments, futures, options, currency, and swap transactions	5,361,408	37,598,413
Net change in unrealized appreciation (depreciation) on investments, futures, currency, options, and swap transactions	(44,064,690)	126,444,509

Distributions to Preferred Shareholders from
Net investment income	(22,730,366)	(20,141,082)

Net increase in net assets applicable to common shareholders resulting from operations	8,310,064	208,314,955

Distributions to Common Shareholders
From and in excess of net investment income	(59,019,251)	(59,019,251)

Total distributions to common shareholders	(59,019,251)	(59,019,251)

Total increase in net assets applicable to common shareholders	(50,709,187)	149,295,704

Net Assets
Beginning of period	1,085,306,058	936,010,354

End of period (including accumulated undistributed net investment income of $2,536,910 and $858,257, respectively.)	$1,034,596,871	$1,085,306,058

See notes to financial statements.

Annual Report	October 31, 2007	17

DCS	Dreman/Claymore Dividend & Income Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the Year Ended October 31, 2007		For the Year Ended October 31, 2006	For the Year Ended October 31, 2005		For the Period January 27, 2004* through October 31, 2004
Net asset value, beginning of period	$23.91		$20.62	$18.89		$19.10	(b)

Income from investment operations
Net investment income(a)	1.54		1.42	1.20		0.86
Net realized and unrealized gain (loss) on investments, futures and swap transactions	(0.86)		3.61	2.11		(0.18)

Distributions to Preferred Shareholders
From net investment income and return of capital (common share equivalent basis)	(0.50)		(0.44)	(0.28	)(g)	(0.09)

Total from investment operations	0.18		4.59	3.03		0.59

Distributions to Common Shareholders
From and in excess of net investment income	(1.30)		(1.30)	(1.30)		(0.65)
Return of capital	—		—	0.00	(f )	—

Total distributions to Common Shareholders	(1.30)		(1.30)	(1.30)		(0.65)

Common and preferred shares’ offering expenses charged to paid-in-capital	—		—	—		(0.15)

Net asset value, end of period	$22.79		$23.91	$20.62		$18.89

Market value, end of period	$19.62		$21.61	$18.20		$17.88

Total investment return(c)
Net asset value	0.67%		23.05%	16.24%		2.47%
Market value	(3.53)%		26.97%	8.97%		(7.33)%

Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$1,034,597		$1,085,306	$936,010		$857,388
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$425,000		$425,000	$425,000		$425,000
Preferred Shares asset coverage per share	$85,859		$88,842	$80,059		$75,435
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, including interest expense	1.42	%(h)	1.47%	1.50%		1.53	%(d)
Interest expense	—		—	—		0.07	%(d)
Net investment income, prior to effect of dividends to preferred shares	6.47%		6.41%	5.82%		6.20	%(d)
Net investment income, after effect of dividends to preferred shares	4.36%		4.40%	4.45%		5.57	%(d)
Ratios to Average Managed Assets:(e)
Total expenses, including interest expense	1.02	%(h)	1.03%	1.03%		1.05	%(d)
Interest expense	—		—	—		0.05	%(d)
Net investment income, prior to effect of dividends to preferred shares	4.64%		4.50%	4.00%		4.28	%(d)
Portfolio turnover	57%		25%	17%		6%

*	Commencement of operations.
(a)	Based on average shares outstanding during the period.
(b)	Before deduction of offering expenses charged to capital.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.
(f)	Amount is less than $.01.
(g)	Distributions partially from return of capital
(h)	Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.02%. The impact to the expense ratio as a result of investments in other investment companies was not required prior to 2007. As a result, the impact has not been disclosed for years prior to 2007.

See notes to financial statements.

18	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund

Notes to Financial Statements | October 31, 2007

Note 1 – Organization:

Dreman/Claymore Dividend & Income Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principle exchange or in the principle OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued at closing prices for such contracts established by the dealer. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which it is traded. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund entered into interest rate swap agreements during the year ended October 31, 2007 in order to partially hedge its exposure to short-term interest rates paid to its auction market preferred shareholders. Details of the swap agreement outstanding as of October 31, 2007 were as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized Appreciation
Merrill Lynch & Co., Inc.	09/21/2009	$150,000,000	4.34%	1 Month LIBOR	$155,809

For the swap noted, the Fund pays the fixed rate and receives the floating rate.

(d) Futures

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments. At October 31, 2007 there were no futures contracts outstanding.

Annual Report	October 31, 2007	19

DCS	Dreman/Claymore Dividend & Income Fund	Notes to Financial Statements continued

(e) Options

The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(f) Distributions

The Fund intends to declare quarterly dividends to common shareholders at a fixed rate per common share based on its projected performance, which rate may be adjusted from time to time. Accordingly, for U.S. generally accepted accounting principles, the Fund may declare and pay dividends in excess of its net investment income on the Statement of Operations. However, the ultimate amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Permanent differences relating to the difference between book and tax characterization of distributions have been reclassed on the Statements of Assets and Liabilities.

(g) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency transactions.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (“the Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Dreman Value Management, LLC (the “Investment Manager”), provide personnel including certain officers required for the Fund’s administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.85% of the Fund’s average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

The Adviser has entered into a Sub-Advisory Agreement with the Investment Manager. Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management, and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Adviser has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Adviser by the Fund, net of any additional compensation payments to underwriters of the common share offering.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund.

The Advisor receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $ 200,000,000	0.0275%
Next $ 300,000,000	0.0200%
Next $ 500,000,000	0.0150%
Over $ 1,000,000,000	0.0100%

For the year ended October 31, 2007 the Fund recognized expenses of approximately $240,300 for these services.

20	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund	Notes to Financial Statements continued

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a distribution of capital gains for tax purposes in the amount of $12,224,830 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. A permanent book and tax difference relating to the distributions received from real estate investment trusts, royalty trusts, partnerships and trust preferred securities totaling $34,912 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. A permanent book and tax difference relating to gains on foreign currency transactions in the amount of $1,885 was reclassified from accumulated net realized gain to accumulated undistributed net investment income. Finally, a permanent book and tax difference in the amount of $1,492,755 relating to the payments on the swap agreement was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

Information on the components of investments as of October 31, 2007 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Depreciation on Derivatives and Foreign Currency	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$1,308,159,096	$243,003,093	$(69,394,009)	$173,609,084	$(1,718,812)	$2,582,339	—

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, income reclassifications from real estate investment trusts, royalty trusts, partnerships and investments in preferred securities.

For the years ended October 31, 2007 and 2006, the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

Distributions from	2007		2006
Capital gain – common shares	$8,831,953	*	$12,213,174
Capital gain – preferred shares	3,392,877	*	4,147,888
Ordinary income – common shares	50,187,298		46,806,077
Ordinary income – preferred shares	19,337,489		15,993,194

	$81,749,617		$79,160,333

*	The Fund hereby designates these distributions as long term capital gains according to IRC Section 852(b)(3)(C).

Note 5 – Investments in Securities:

For the year ended October 31, 2007, the cost of purchases and proceeds from sales of investments, excluding options and short-term investments, were $923,545,345 and $837,829,900, respectively.

Transactions in option contracts during the year ended October 31, 2007 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	$—
Options written during the period	228,240	56,936,024
Options expired during the period	(94,874)	(26,338,416)
Options assigned during the period	(64,180)	(16,658,820)

Options outstanding, end of period	69,186	$13,938,788

Annual Report	October 31, 2007	21

DCS	Dreman/Claymore Dividend & Income Fund	Notes to Financial Statements continued

Note 6 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 45,399,424 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the years ended October 31, 2007 and 2006.

Preferred Shares

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Bank of New York Mellon is the auction agent and provides administrative, transfer agency, and dividend disbursement services for the preferred shares.

Dividends are accrued daily at an annual rate set through auction procedures. For the year ended October 31, 2007, the annualized dividend rates ranged from:

	High	Low	At October 31, 2007
Series M7	6.40%	4.90%	5.00%
Series T28	6.50%	5.09%	5.29%
Series W7	6.40%	4.80%	5.00%
Series TH28	6.10%	4.95%	4.95%
Series F7	6.35%	4.75%	4.90%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect Class I Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculations on January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Note 9 – Subsequent Event:

On November 1, 2007, the Board of Trustees declared a quarterly dividend of $0.325 per common share. This dividend was payable on November 30, 2007 to shareholders of record on November 15, 2007.

22	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Dreman/Claymore Dividend & Income Fund

We have audited the accompanying statement of assets and liabilities of Dreman/Claymore Dividend & Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 27, 2004 (commencement of investment operations) through October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreman/Claymore Dividend & Income Fund at October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 27, 2004 (commencement of investment operations) through October 31, 2004, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 17, 2007

Annual Report	October 31, 2007	23

DCS	Dreman/Claymore Dividend & Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $62,157,807 was received to the Fund through October 31, 2007. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $48,412,474 of investment income qualifies for the dividends-received deduction.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 19, 2007. Common and preferred shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common and preferred shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld
David N.Dreman	41,183,552	1,111,428
Ronald E. Toupin, Jr.	41,609,036	685,944

The other Trustees of the Fund whose terms did not expire in 2007 are Richard L. Crandall, Nicholas Dalmaso, Roman Friedrich III, and Ronald A. Nyberg

Trustees

The Trustees of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Richard L. Crandall Year of Birth: 1944 Trustee	Since 2004	Tech Industry Advisor to the U.S. Chamber of Commerce since 2004, Managing Partner of Aspen Partners, LLC since 2003, Founding Co-Partner of Arbor Venture Partners, LLC since 2000, and Chairman of Enterprise Software Roundtable since 1994. Formerly, Director and Special Advisor of GIGA Information Group (1995-2003) and Chairman of GIGA Information Group (2002-2003), Founder and ex-Chairman and CEO of Comshare, Inc. (1966-1994).	1	Director, Novell, Inc., Diebold, Inc., iTRACS Corp. and Chairman, Pelstar, LLC

Roman Friedrich III Year of Birth: 1946 Trustee	Since 2004	Founder of Roman Friedrich & Company, which specializes in the provision of financial advisory services to corporations in the resource sector. Previously, Managing Director at TD Securities. Managing Director Lancaster Financial Ltd.; Wood Gundy; Burns Fry Ltd.; President, Chase Manhattan Bank (Canada) Ltd.	1	Director, StrataGold Corp.; Gateway Gold Corp. and GFM Resources Ltd.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	49	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	46	None.

24	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund	Supplemental Information (unaudited) continued

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee and Chief Legal and Executive Officer	Since 2004	Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). General Counsel of Claymore Group, Inc., Claymore Advisors, LLC and Claymore Securities, Inc. (2001-2007. Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	49	None.

David N. Dreman†† Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311-4037 Year of Birth: 1936 Trustee	Since 2004	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC, an investment advisory firm with approximately $20.8 billion under management, in various mutual funds including several branded under the Scudder-Dreman name; annuity products; institutional accounts, including pension, foundation and endowment funds; and SMAs for high net-worth individuals. Author of several books including Contrarian Investment Strategies: The Next Generation and Psychology and the Stock Market. Forbes columnist for 25 years and co-editor of the academic journal, The Journal of Behavioral Finance.	1	Trustee, The Institute of Behavioral Finance, Jazz Aspen, and University of Manitoba.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Crandall and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

-Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of the shareholders.

-Messrs. Dreman and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2010 annual meeting of the shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Adviser.
††	Mr. Dreman is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Dreman Value Management, LLC, the Fund’s Investment Manager.

Officers

The officers of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officer (2005-2006) Claymore Group Inc. Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001- 2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President, Fund Compliance Officer of Claymore Advisors, LLC (2006 to present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Securities, Inc. (2004 to present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Matthew J. Patterson Year of Birth: 1971 Secretary	Since 2006	Vice President, of Claymore Advisors, LLC (2006-present). Previously, Securities Counsel, Caterpillar, Inc., (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom, LLP (2002-2004).

Melissa Nguyen Year of Birth: 1978 Assistant Secretary	Since 2005	Vice President of Claymore Securities, Inc. (2005-present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

E. Clifton Hoover Year of Birth: 1957 Vice President	Since 2006	Co-Chief Investment Officer and Managing Director of Dreman Value Management, LLC (2006 to present). Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006).

Boris Onefater Year of Birth: 1967 Vice President	Since 2006	Chief Executive Officer Dreman Value Management, LLC (2006 to present). Previously, Partner and National Director of Deloitte & Touche LLP.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report	October 31, 2007	25

DCS	Dreman/Claymore Dividend & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

26	Annual Report	October 31, 2007

DCS	Dreman/Claymore Dividend & Income Fund

Fund Information |

Board of Trustees	Officers	Investment Manager
Richard L. Crandall	Nicholas Dalmaso Chief Executive and Legal Officer	Dreman Value Management, LLC Aspen, Colorado
Nicholas Dalmaso*
David N. Dreman* Roman Friedrich III, Chairman	Steven M. Hill Chief Accounting Officer, Chief Financial Officer and Treasurer	Investment Adviser and Administrator Claymore Advisors, LLC Lisle, Illinois
Bruce Saxon
Ronald A. Nyberg	Chief Compliance Officer
Custodian and
Ronald E. Toupin, Jr. * Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.	James Howley Assistant Treasury Matthew J. Patterson Secretary Melissa Nguyen Assistant Secretary E. Clifton Hoover Vice President Boris Onefater Vice President

Transfer Agent

The Bank of New York Mellon

NewYork, NewYork

Preferred Stock–

Dividend Paying Agent

The Bank of New York Mellon

NewYork, NewYork

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

Chicago, Illinois

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

Privacy Principles of Dreman/Claymore Dividend & Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Dreman/Claymore Dividend & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Dreman/Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting the Fund’s website at www.dremanclaymore.com.

In October 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Annual Report	October 31, 2007	27

DCS	Dreman/Claymore Dividend & Income Fund

About the Fund Managers |

Dreman Value Management, LLC

Dreman Value Management, LLC is an independently-owned investment management firm that was founded by David N. Dreman in 1997, and its predecessor firms date back to 1977. As of October 31, 2007, the firm had approximately $20.8 billion in assets under management, primarily across institutional accounts and various investment companies. Independently owned, the firm is a value-oriented contrarian equity manager and places its primary emphasis on common stocks with growing dividends and avoiding concept stocks without justifiable valuations.

Investment Philosophy

Dreman Value Management is one of the pioneers of contrarian value investing. Our investment philosophy is based on a disciplined, low P/E approach to stock selection.

•	We invest in undervalued companies that exhibit strong fundamentals, above-market dividend yields and historic earnings growth, which our analysis indicates will persist.

•	Our strategy is to own strong, fundamentally sound companies and to avoid speculative stocks or potential bankruptcies.

•

We believe that the markets are not perfectly efficient and that, in particular, behavioral finance plays a considerable role in investor actions and over-reactions and subsequently in stock price movements.

Investment Process

Our research studies, numerous academic papers and our long-term performance record show that out-of-favor stocks (those with low P/E ratios) consistently and predictably outperform the market.

•	Screen for stocks with below market P/E ratios.

•	Further refine candidates by applying additional value screens.

•	Fundamental analysis is applied to remaining candidates.

•	Stocks that pass all the screens and analysis are recommended to the Investment Committee for approval.

Dreman Value Management, L.L.C. 520 East Cooper Avenue Suite 230-4 Aspen, CO 81611-9725

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the annual report, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

     (2) Not applicable.

     (3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an “independent” Trustee. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.)

Item 4.	Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for the fiscal year 2007, for professional services rendered by the principal accountant for the audit were $37,000. The aggregate fees billed for fiscal year 2006 for professional services rendered by the principal accountant were $35,000.

b). Audit-Related Fees: the aggregate fees billed for the fiscal year 2007, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $6,000. Specifically, this amount represents the amount paid for the audit of the preferred shares asset coverage test: The Audit-Related Fees for 2006 were $5,500.

c). Tax Fees: the aggregate fees billed for the fiscal year 2007, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000. The Tax Fees for 2006 were $6,000.

d). All Other Fees: the aggregate fees billed for the fiscal year 2007, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other Audit Fees for 2006 were $0.

The registrant’s principal accountant did not bill fees for services not included in Items 4(b), (c) or (d) above that required approval by the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: the Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent auditors. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the Fund. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson or any member of the Audit Committee for non-prohibited services up to $10,000. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) None of the services described in each of Items 4(b) through (d) were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the fiscal year 2007 were $0. The non-audit fees for the fiscal year 2006 were $0.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard L. Crandall, Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Dreman Value Management, LLC (the “Sub-Adviser”). The Sub-Adviser’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) David N. Dreman and the portfolio management team are responsible for the day-to-day management of the registrant’s portfolio. The following provides information regarding the portfolio managers as of October 31st, 2007:

Name	Since	Professional Experience
David N. Dreman	Since 2004 (inception)	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC (“DVM”), an investment advisery firm with approximately $20.8 billion under management, in various mutual funds including several branded under the DWS Dreman name; annuity products; institutional accounts, including pension, foundation and endowment funds; and SMAs for high net-worth individuals. Author of several books including Contrarian Investment Strategies: The Next Generation and Psychology and the Stock Market. Forbes columnist for 25 years and co-editor of the academic journal, The Journal of Behavioral Finance.

E. Clifton Hoover, Jr.	2006	Co-Chief Investment Officer and Managing Director of Dreman Value Management, LLC. Over 20 years of investment experience. Managing Director and Portfolio Manager at NJF Investment Group since 1997, prior to joining DVM. Mr. Hoover has a Masters in Finance from Texas Tech University and also holds a Chartered Financial Analyst designation.

Gary Herbert	2007	Portfolio Manager of Fixed Income products at DVM. Over 14 years of investment experience in the fixed income area. Mr. Herbert was an Executive Director and Portfolio Manager at Morgan Stanley since 1999, prior to joining DVM. Mr. Herbert has a MBA from Columbia University and also holds a Chartered Financial Analyst designation.

(a) (2) (i-iii) Other accounts managed. Dreman Value Management, LLC does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of October 31st, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
David N. Dreman	24	$17.1 billion	9	$478 million	210	$2.98 billion
E. Clifton Hoover Jr.	16	$15.7 billion	0	$0	189	$2.85 billion
Gary Herbert	2	$2.8 billion	0	$0	0	$0

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Manager has investment objectives and policies that are similar to those of the Registrant, the Portfolio Manager will allocate orders pro-rata among the Registrant and such other accounts, or, if the Portfolio Manager deviates from this policy, the Portfolio Manager will allocate orders such that all accounts (including the Registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salary of the Portfolio Manager is fixed. The bonus of the Portfolio Manager is 100% discretionary. The bonus is determined by senior management at Dreman Value Management, LLC.

Portfolio Manager Compensation

The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.

The Sub-Adviser’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the Sub-Adviser’s compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund’s performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the Sub-Adviser or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the Sub-Adviser’s profit sharing plan, a defined contribution plan that allows the Sub-Adviser to contribute up to twenty percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The Sub-Adviser maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the Sub-Adviser’s profit sharing plan vest over a specified term. Finally all employees of the Sub-Adviser including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

(i)	Relative ranking of the Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii)	Relative performance of the Fund’s performance against the pre-determined indices for the product strategy against which the Fund’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund’s benchmark index.

(iii)	Performance of the Fund’s portfolio measured through attribution analysis models which analyzes the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

(i)	Ability to work well with other members of the investment professional team and mentor junior members.

(ii)	Contributions to the organizational overall success with new product strategies.

(iii)	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the Dreman Value Management, LLC Portfolio Manager as of October 31st, 2007:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
David N. Dreman	Over $1,000,000
E. Clifton Hoover Jr.	None
Gary Herbert	None

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics for Chief Executive and Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dreman/Claymore Dividend & Income Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	January 4, 2008

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	January 4, 2008